Effective immediately, the following is added to the fund's prospectus:

Massachusetts Financial Services Company ("MFS") anticipates that Richard R. Gable, who is currently an employee of the fund's subadviser, Sun Capital Advisers LLC ("Sun Capital") and serves as a portfolio manager of the fund, will become an employee of MFS on or about May 1, 2011.  It is expected that Mr. Gable will continue to manage the fund as an employee of MFS.  As a result, MFS expects to recommend that the fund's Board of Trustees terminate the Investment Sub-Advisory Agreement with Sun Capital on or about May 1, 2011.